SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          SECURITY CAPITAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:


[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                                   May 1, 1998

Dear Stockholder:

      You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Security Capital Corporation (the "Company"), which will be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York, on Thursday, June 11, 1998, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

      At the meeting, you will be asked to consider and vote upon (i) the election of four directors; (ii) a proposal to amend the Company's Restated Certificate of Incorporation to eliminate certain anti-takeover provisions therein by deleting Article Twelfth therefrom; and (iii) such other business as may properly come before the meeting and any adjournment thereof.

      We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

      The Company's Annual Report for the fiscal year ended December 31, 1997 is being mailed to you together with the enclosed proxy materials.

                                          Sincerely,

                                          Brian D. Fitzgerald
                                          Chairman of the Board of Directors

                                          A. George Gebauer
                                          President

                          SECURITY CAPITAL CORPORATION
                         1111 North Loop West, Suite 400
                              Houston, Texas 77008
                                 (713) 880-7100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Security Capital Corporation (the "Company") will be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York, on Thursday, June 11, 1998, commencing at 10:00 a.m. (local time), for the following purposes:

      (1) To elect four directors to hold office until the next annual meeting and until their successors are duly elected and qualified;

      (2) To vote on a proposal to amend the Company's Restated Certificate of Incorporation to eliminate certain anti-takeover provisions therein by deleting Article Twelfth therefrom; and

      (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      Only holders of record of the Common Stock or the Class A Common Stock of the Company at the close of business on April 28, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                    By Order of the Board of Directors,

                                    A. GEORGE GEBAUER
                                         SECRETARY

May 1, 1998

==============================================================================
                            YOUR VOTE IS IMPORTANT.
                  PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
              PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
==============================================================================

                                 PROXY STATEMENT

                          SECURITY CAPITAL CORPORATION
                         1111 North Loop West, Suite 400
                              Houston, Texas 77008
                                 (713) 880-7100

      This Proxy Statement is being furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Security Capital Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held on Thursday, June 11, 1998, and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's Annual Report for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. This Proxy Statement and accompanying materials are expected to be first sent or given to stockholders of the Company on May 6, 1998.

      The close of business on April 28, 1998 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of that date of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), are entitled to notice of and to vote at the Annual Meeting. The Common Stock and the Class A Common Stock are sometimes collectively referred to herein as the "Common Equity."

      Each share of the Common Stock or the Class A Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On April 28, 1998, there were 551 shares of the Common Stock and 5,306,490 shares of the Class A Common Stock, for a total of 5,307,041 shares of the Common Equity, outstanding and entitled to vote.

      Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by advising A. George Gebauer, Secretary of the Company, in writing of such revocation, by executing a later-dated Proxy which is presented to the Company at or prior to the Annual Meeting, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy. The Board of Directors has retained D.F. King & Co., Inc. to assist in the solicitation of Proxies.

      Assuming a quorum, the four nominees receiving a plurality of the votes cast at the Annual Meeting for the election of directors by holders of record as of the record date of shares of the outstanding Common Equity, voting as a single class, will be elected as directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum on the election of directors, but will have no other effect.

      The proposal to amend the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") requires the affirmative vote of the holders of eighty percent (80%) of the shares of Common Equity issued and outstanding as of the record date, voting as a single class. Holders of Common Equity may vote in favor of or against such proposal to amend the Certificate of Incorporation or they may abstain. Abstentions and broker non-votes, if any, on such proposal will be counted for purposes of determining the presence or absence of a quorum on such proposal and will have the same effect as a vote against such proposal.


      UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO DELETE ARTICLE TWELFTH THEREFROM. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

      The principal executive offices of the Company are located at 1111 North Loop West, Suite 400, Houston, Texas 77008, and the Company's telephone number there is (713) 880-7100.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table and the notes thereto set forth information, as of April 28, 1998, with respect to the beneficial ownership of shares of each class of equity securities of the Company by the only persons known to the Company to have beneficial ownership of more than 5% of such class, by each director of the Company, by each executive officer of the Company and by the directors and executive officers of the Company as a group. Except as otherwise indicated, each person is believed to exercise sole voting and dispositive power over the shares reported.

                                   Amount of Beneficial Ownership
                                       As of April 28, 1998
                       ------------------------------------------------------
                                                                    Percentage
                                           Class A                     of
Name and Address       Common   Percentage  Common    Percentage      Common
of Beneficial Owner    Stock    of Class    Stock      of Class       Equity
-------------------    -----    --------    -----      --------       ------
Brian D. Fitzgerald      128      34.1%   4,012,942      75.6%       75.6%
One Pickwick Plaza
Suite 310, Greenwich
CT 06830(1)(2)

FGS, Inc.                128      34.1%   3,846,997      72.5%       72.5%
1105 North Market St.
Suite 1300, Wilmington,
DE 19894(1)(2)

Capital Partners, Inc.    --         --   3,346,324      63.1%       63.1%
One Pickwick Plaza
Suite 310, Greenwich,
CT 06830(1)(2)

CP Acquisition,           --         --   3,319,308      62.6%       62.6%
L.P. No. 1
1105 North Market St.
Suite 1300, Wilmington,
DE 19894(1)(2)

FGS Partners, L.P.        --         --   3,319,308      62.6%       62.6%
One Pickwick Plaza
Suite 310, Greenwich,
CT 06830(1)(2)

William T. Bozarth        --         --          --         --         --

A. George Gebauer(1)(2)   --         --      89,198       1.7%        1.7%

Thomas J. Gochberg         1          *       8,709          *           *

Larry M. Karren           --         --          34          *           *

All Directors and Execu  129      34.4%      4,110,883   77.5%       77.5%
tive Officers as a Group
(5 persons)

*  Less than one percent
                         (FOOTNOTES ON FOLLOWING PAGE)

-----------------

(1) The following related entities are generally referred to as "Capital Partners": (a) CP Inc., a Connecticut corporation, of which Brian D. Fitzgerald is the sole stockholder and director, and A. George Gebauer is an officer; (b) Fitzgerald and Partners, a Delaware general partnership ("F&P"), of which Messrs. Fitzgerald and Gebauer are partners; (c) Capital Partners I, L.P., a New York limited partnership, of which CP Inc. and F&P are the general partners; and (d) 13 related Delaware limited partnerships, known collectively as "Capital Partners II," as follows: (i) CP Acquisition; (ii) CP Acquisition, L.P. No. 2; (iii) CP Acquisition, L.P. No. 3; (iv) CP Acquisition, L.P. No. 4A; (v) CP Acquisition, L.P. No. 4B; (vi) CP Acquisition, L.P. No. 5A; (vii) CP Acquisition, L.P. No. 5B;
      (viii) CP Acquisition, L.P. No. 6A; (ix) CP Acquisition, L.P. No. 6B; (x) CP Acquisition, L.P. No. 7A; (xi) CP Acquisition, L.P. No. 7B; (xii) CP Acquisition, L.P. No. 8A; and (xiii) CP Acquisition, L.P. No. 8B. CP Inc., FGS, Inc. a Delaware corporation ("FGS"), of which Mr. Fitzgerald is the controlling stockholder, president, treasurer and a director, and FGS Partners, L.P., a Connecticut limited partnership, of which CP Inc. is the general partner, are the general partners of the 13 related partnerships.

      Brian D. Fitzgerald owns of record 138,929 shares of the Class A Common Stock. CP Inc. owns of record 27,016 shares of the Class A Common Stock, CP Acquisition owns of record 3,319,308 shares of the Class A Common Stock and FGS owns of record 527,689 shares of the Class A Common Stock and 128 shares of the Common Stock.

(2) Mr. Fitzgerald may be deemed to own beneficially the 138,929 shares of the Class A Common Stock owned of record by him, the 27,016 shares of the Class A Common Stock owned of record by CP Inc., the 3,319,308 shares of the Class A Common Stock owned of record by CP Acquisition and the 527,689 shares of the Class A Common Stock and the 128 shares of the Common Stock owned of record by FGS. Mr. Fitzgerald has shared authority to vote and dispose of the FGS-owned shares of the Class A Common Stock and the Common Stock and disclaims beneficial ownership of such FGS-owned shares for all other purposes. Mr. Gebauer is also a stockholder, officer and director of FGS and an officer of CP Inc., but he disclaims beneficial ownership of shares of the Class A Common Stock and the Common Stock owned of record by such corporations for any purpose. The ownership noted above excludes the 82,453 shares of the Class A Common Stock and the Common Stock and the 650 shares of the Class A Preferred Stock owned by the Fitzgerald Trust (of which Mr. Fitzgerald's brother is sole trustee and Mr. Fitzgerald's minor children are sole beneficiaries), as to which beneficial ownership is disclaimed for all purposes.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

       Four directors are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. The names of the four nominees for election as directors for whom votes will be cast pursuant to the Proxies solicited hereby are set forth below. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director (an event which the Board of Directors does not now expect), the Board of Directors reserves the right to nominate another person or to vote to reduce the size of the Board of Directors. In the event another person is nominated, the Proxy holders intend to vote the shares to which the Proxy relates for the election of the person nominated by the Board of Directors.
There is no cumulative voting for directors.

                                 DIRECTOR  PRINCIPAL OCCUPATIONS DURING THE LAST
NAME                    AGE      SINCE     FIVE YEARS; OTHER DIRECTORSHIPS
----                    ---      -----     -------------------------------
William T. Bozarth      57       1988       Vice President and Controller of
                                            Travelers Group Inc., a diversified
                                            financial services company, since
                                            November 1991; Senior Vice President
                                            and Chief Financial Officer of Gulf
                                            Insurance Group, a property and
                                            casualty insurance company, since
                                            September 1990; Executive Vice
                                            President of the Company from March
                                            1989 until January 1990; Senior Vice
                                            President of the Company from August
                                            1984 until March 1989; a former
                                            director or officer of various
                                            present and former sub sidiaries or
                                            affiliates of the Company; and,
                                            previously, a Partner of Arthur
                                            Andersen & Co., New York, New York,
                                            public accountants.

Brian D. Fitzgerald     53       1990       Chairman of the Board of the Company
                                            since January 1990; President,
                                            Treasurer and a director of FGS
                                            since March 1989; and a partner,
                                            general partner, stockholder,
                                            officer and/or director of various
                                            Capital Partners entities for more
                                            than five years. Mr. Fitzgerald was
                                            a director of Bryant Universal
                                            Roofing, Inc. ("Bryant"), a
                                            privately-held Delaware corporation
                                            that on May 17, 1996 filed a
                                            petition for bankruptcy under
                                            Chapter 11 of the U.S. Bankruptcy
                                            Code in the United States Bankruptcy
                                            Court for the District of Arizona.
                                            Mr. Fitzgerald is a director of
                                            Artecon, Inc., a publicly-traded
                                            manufacturer and seller of high
                                            performance data storage systems.

                                 DIRECTOR  PRINCIPAL OCCUPATIONS DURING THE LAST
NAME                    AGE      SINCE     FIVE YEARS; OTHER DIRECTORSHIPS
----                    ---      -----     -------------------------------
A. George Gebauer       65       1990       President of the Company since
                                            January 1990 and Secretary of the
                                            Company since February 1994; Vice
                                            President, Secretary and a director
                                            of FGS since March 1989; and a
                                            partner, general partner,
                                            stockholder, officer and/or director
                                            of various Capital Partners entities
                                            for more than five years. Mr.
                                            Gebauer was formerly a director and
                                            executive officer of Alpha Modular
                                            Systems, Inc., a privately-held
                                            California corporation which had an
                                            involuntary petition under Chapter 7
                                            of the U.S. Bankruptcy Code filed
                                            against it on March 18, 1994 by
                                            certain of its creditors in the
                                            United States Bankruptcy Court for
                                            the Central District of California,
                                            San Bernardino division. Mr. Gebauer
                                            also was a director of Bryant, a
                                            privately-held Delaware corporation
                                            that on May 17, 1996 filed a
                                            petition for bankruptcy under
                                            Chapter 11 of the U.S. Bankruptcy
                                            Code in United States Bankruptcy
                                            Court for the District of Arizona.

Thomas J. Gochberg      59       1979       President of TJG Holdings, Inc., a
                                            New York corporation which is the
                                            general partner of various real
                                            estate investment entities, since
                                            July 1991; President and Chief
                                            Executive Officer of the Company
                                            from its inception in November 1979
                                            until January 1990; a former
                                            director or officer of various
                                            present and former subsidiaries or
                                            affiliates of the Company; and a
                                            director of Smith Barney, Inc., New
                                            York, New York, an investment
                                            banking holding company, from
                                            February 1979 until March 1984.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors held one meeting and acted by written consent four times during the year ended December 31, 1997. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and all committees on which such director served that were held during the fiscal year ended December 31, 1997.

      The Board of Directors has an Audit Committee and a Stock Option Committee. The Audit Committee, which is presently composed of Messrs. Gebauer, Gochberg and Bozarth, selects the independent auditors, consults with such auditors and with management with regard to the adequacy of the Company's internal accounting controls, considers any non-audit functions to be performed by the independent auditors and carries out such activities related to the financial statements of the Company as the Board of Directors shall from time to time request. The Audit Committee acted by written consent once during the fiscal year ended December 31, 1997.

      The Stock Option Committee is composed of Messrs. Fitzgerald and Gebauer and administers the Security Capital Corporation 1982 Incentive Stock Option Plan. The Stock Option Committee did not meet during the fiscal year ended December 31, 1997. The 1982 Incentive Stock Option Plan terminated by its terms on January 25, 1992, and all previously issued options have terminated according to their terms. The Board of Directors does not have a nominating committee, compensation committee or any committee performing similar functions.

                             EXECUTIVE COMPENSATION

    1.   SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information about the cash and non-cash compensation earned by or awarded to the chief executive officer of the Company, A. George Gebauer, President and Secretary of the Company, and to the two other executive officers of the Company for services rendered to the Company during the fiscal years ended December 31, 1997, September 30, 1996 and September 30,1995 and for the three month transition period from October 1 through December 31, 1996.

                            SUMMARY COMPENSATION TABLE
                                ANNUAL COMPENSATION

                                                                     ALL OTHER
NAME AND PRINCIPAL POSITION    PERIOD          SALARY     BONUS    COMPENSATION
---------------------------    ------          ------     -----    ------------
A. George Gebauer         Fiscal Year 1997       (1)       (1)            (1)
President and Secretary   Fiscal Year 1996       (1)       (1)            (1)
                          Fiscal Year 1995       (1)       (1)            (1)
                          Three-Month Period
                          from 10/1-12/31/96     (1)       (1)            (1)

Brian D. Fitzgerald       Fiscal Year 1997       (1)       (1)            (1)
Chairman of the Board     Fiscal Year 1996       (1)       (1)            (1)
                          Fiscal Year 1995       (1)       (1)            (1)
                          Three-Month Period
                          from 10/1-12/31/96     (1)       (1)            (1)

Larry M. Karren           Fiscal Year 1997    $ 78,500   $16,064        $1,872
Vice President(2) and     Fiscal Year 1996    $121,250   $15,997        $5,237
Treasurer                 Fiscal Year 1995    $110,000   $26,204        $3,938
                          Three-Month Period
                          from 10/1-12/31/96  $ 31,250   $14,234         $ 923
---------------------------
(1) Messrs. Fitzgerald and Gebauer receive no compensation for their services as officers of the Company. CP Inc., a corporation controlled by Mr. Fitzgerald and for which Mr. Gebauer serves as an officer, is paid a management fee pursuant to an Advisory Services Agreement, dated as of April 27, 1990 and effective as of January 26, 1990 (the "Advisory Agreement"), between the Company and CP Inc. Pursuant to the Advisory Agreement, CP Inc. provides certain advisory services to the Company in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy. The annual fee for such services pursuant to the Advisory Agreement is $325,000 (due in quarterly installments in advance) plus certain out-of-pocket costs (which do not include rent and utilities of CP Inc. and compensation of CP Inc. employees), subject to adjustment, as described below). Such fee is subject to appropriate adjustment should the scope of operations of the Company change, whether from an acquisition or otherwise. For example, when the Company acquired the assets of Possible Dreams, Ltd. and Columbia National Corporation, the Advisory Agreement was amended to increase the annual fee from $150,000 to $325,000. In addition, upon the acquisition of the assets of Pumpkin, Ltd. d/b/a Pumpkin Masters, Inc. it was amended to increase the fee by an amount equal to the greater of $100,000 and 5% of the annual EBITDA of Pumpkin (calculated as provided in the Asset Purchase Agreement, dated as of June 27, 1997, effecting such purchase). During the period from October 1, 1996 through December 31, 1996, CP Inc. was paid a fee of $81,300 and was reimbursed for expenses incurred by it of approximately $5,300. During fiscal 1997, CP Inc. was paid a fee of $375,000 and was reimbursed for expenses incurred by it of approximately $25,400. In addition, for additional services rendered in connection with the Company's acquisition of Pumpkin, CP Inc. was paid an investment banking fee of $120,000. CP Inc. was also reimbursed for approximately $6,700 of legal and other expenses incurred by it on behalf of the Company in connection with a prospective acquisition that failed to close. See "Certain Relationships and Related Transactions."

(2) Includes $309 of insurance premiums for fiscal year 1997 and $142 for the three month period from October 1, 1996 to December 31, 1996 paid by the Company on a term life insurance policy for the benefit of Mr. Karren and approximately $1,563 for fiscal year 1997 and $781 for the three month period from October 1, 1996 to December 31, 1996 of Company contributions for the account of Mr. Karren under a Section 401(k) plan.

    2.   OPTION/SAR GRANTS IN PERIOD FROM OCTOBER 1, 1996 THROUGH DECEMBER 31,
         1997

         No Options or SARs were granted to any executive officer of the Company during the period from October 1, 1996 through December 31, 1997.

    3. AGGREGATED OPTION/SAR EXERCISES IN PERIOD FROM OCTOBER 1, 1996 THROUGH DECEMBER 31, 1997

         No Options or SARs were exercised by any executive officer of the Company during the period from October 1, 1996 through December 31, 1997 and the only Options held by an executive officer, being for 2,250 shares and held by Larry M. Karren, expired unexercised on December 31, 1997.

    4.   LONG-TERM INCENTIVE PLAN ("LTIP") AWARDS IN LAST FISCAL YEAR

         No LTIP Awards were made to any executive officer of the Company during period from October 1, 1996 through December 31, 1997.

    5.   COMPENSATION OF DIRECTORS

         William T. Bozarth and Thomas J. Gochberg, who are not employees or officers of the Company, receive an annual fee of $5,000 plus reasonable expenses in connection with attendance at meetings of the Board of Directors or any committee thereof, but do not receive any separate fee for attendance at meetings. Messrs. Fitzgerald and Gebauer do not receive any annual fee, or any fees for attendance at meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EXCHANGE AGREEMENT; EXCHANGE OF CLASS A PREFERRED STOCK FOR CLASS A COMMON STOCK

In late 1997, CP Inc., on behalf of the holders of all the outstanding shares of the Class A Preferred Stock, proposed that the Company consider an exchange of all of the outstanding shares of the Class A Preferred Stock, and all accrued dividends thereon, for shares of the Class A Common Stock, at an exchange price per share equal to $4.00 (the "Exchange"). In light of the affiliations of Mr. Fitzgerald and Mr. Gebauer to CP Inc., the Company's Board of Directors established a Special Committee composed of Messrs. Bozarth and Gochberg to review, analyze and negotiate the proposed Exchange or other possible transaction. After reviewing and considering information about the Class A Preferred Stock and the accrued dividends thereon, including the historical trading prices of the Class A Common Stock, the impact of the Exchange on the Company's financial condition and results of operations, the potential uses of the cash to be saved by the Company as a result of the Exchange and the terms and provisions of the Exchange Agreement (as defined below), including Mr. Fitzgerald's undertaking described in the next paragraph, the Special Committee approved the Exchange on January 5, 1998.

The Exchange was effective as of December 31, 1997 (the "Exchange Date") pursuant to an Exchange Agreement among the Company, each holder of Class A Preferred Stock and Mr. Fitzgerald (the "Exchange Agreement"). As of the Exchange Date, 30,000 shares of Class A Preferred Stock were outstanding and such shares had an aggregate liquidation preference of $3,000,000, exclusive of accrued dividends thereon of $1,987,500. Accordingly, in accordance with the Exchange Agreement, such shares of Class A Preferred Stock were exchanged for 1,246,875 shares of Class A Common Stock. The Exchange Agreement also includes an undertaking from Mr. Fitzgerald to the effect that neither he nor any entity controlled by him, during the five-year period following the Exchange Date, will propose or effect any Rule 13e-3 transaction (i.e., a "going private" transaction) within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934, as amended. In addition, the Exchange Agreement provides that the Company will use its best efforts to cause a proposal to amend the Certificate of Incorporation to delete Article Twelfth (which contains certain anti-takeover provisions, including higher voting requirements for certain business combinations) therefrom to be submitted to the Company's stockholders at the Annual Meeting.

ADVISORY SERVICES AGREEMENT; ACQUISITION CRITERIA AND PROCEDURES

       On April 27, 1990, effective as of January 26, 1990, the Company entered into the Advisory Agreement with CP Inc., an entity controlled by Mr. Fitzgerald and for which Mr. Gebauer serves as an officer. Pursuant to the Advisory Agreement, CP Inc. provides certain advisory services in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy. The annual fee for such services pursuant to the Advisory Agreement was $150,000 (due in quarterly installments in advance) plus certain out-of-pocket costs (which do not include rent and utilities of CP Inc. and compensation of CP Inc. employees) prior to the acquisition of the assets of Possible Dreams, Ltd. and Columbia National Corporation. In connection with such acquisition, the Advisory Agreement was amended to increase the annual fee to $325,000. In addition, upon the acquisition of Pumpkin Ltd. d/b/a Pumpkin Masters, Inc., the Advisory Agreement was further amended to increase the fee by an amount equal to the greater of $100,000 and 5% of the annual EBITDA of Pumpkin (calculated as provided in the Asset Purchase Agreement, dated as of June 27, 1997, effecting such purchase). Such fee is subject to appropriate adjustment should the scope of operations of the Company change again, whether from an acquisition or otherwise. In this regard, CP Inc. would likely be paid an annual fee for ongoing advisory services following an acquisition of no more than 4% to 5% of the acquired company's annual operating profit. Pursuant to the Advisory Agreement and otherwise, no compensation is paid to the current Chairman of the Board (Mr. Fitzgerald), President and Secretary (Mr. Gebauer) and Assistant Secretary (Grace Santacqua) in their respective capacities as such. During the period from October 1, 1996 through December 31, 1996, CP Inc. was paid $81,300 in fees and reimbursed for expenses incurred by it of approximately $5,300. During fiscal 1997, CP Inc. was paid $375,000 in fees and reimbursed for expenses incurred by it of approximately $25,400. In addition, for additional services rendered in connection with the Company's acquisition of Pumpkin, CP Inc. was paid an investment banking fee of $120,000. CP Inc. was also reimbursed for approximately $6,700 of legal and other expenses incurred by it on behalf of the Company in connection with a prospective acquisition that failed to close.

       The initial term of the Advisory Agreement was for one year commencing on January 26, 1990; thereafter, the agreement will be automatically extended for additional one-year periods unless either party gives 30 days' written notice to the other of its intention to terminate. The Advisory Agreement was automatically renewed for a one-year period commencing January 26, 1998.

       The Advisory Agreement confirms that, from time to time, CP Inc. may present acquisition opportunities to the Company that it believes may be appropriate for the Company, but that CP Inc. is under no obligation to present any or all acquisition candidates of which it is aware to the Company except for insurance agency businesses. If the Company or any of its subsidiaries completes any acquisition which was presented by CP Inc., the Company is obligated to pay CP Inc. an investment banking fee at the usual and customary rate for transactions of such size and complexity. This fee is likely to be in the range of 1% to 1-1/2% of the aggregate purchase price for the acquisition.

       While enterprises proposed for acquisition may be in any line of business, to date the acquisitions in which CP Inc. and its affiliates have participated have been primarily in the manufacturing, distribution and service fields. Consistent with the investment strategies and principles utilized by CP Inc., the Company currently intends in general to focus upon, as potential targets, established companies of medium size with histories of earnings and cash flow stability, favorable earnings growth prospects, good management and strong competitive positions. It is currently the Company's plan that acquisitions will be undertaken directly or by one or more subsidiaries of the Company, with financing achieved through equity contributed by the Company and debt and subordinated debt raised at the subsidiary or parent level. It may be necessary to issue preferred stock, common equity or warrants or options to purchase common equity of the Company or of the acquired entity to one or more lenders in order to obtain the financing. In some instances, it may be possible to obtain financing from the sellers of the acquired entity in the form of subordinated notes or earn-outs. Such sellers may also receive shares of common equity or warrants or options to purchase the same of the Company or the acquired entity. Typically, certain members of management of the acquired entity will be granted incentives (usually equity-based) to remain with the acquired entity following the acquisition. The companies targeted usually will have annual operating profits of $3,000,000 to $10,000,000. Consequently, purchase prices should range from approximately $10,000,000 to $75,000,000. Under such acquisition strategy, significant uncertainties involving product life cycles, volatile market demand, organization changes and other major turnaround aspects will generally disqualify a prospect. The acquisition criteria set forth above are only guidelines and may change from time to time in response to market conditions, the Company's financial condition and results of operations and other factors.

       In connection with its acquisition activities on behalf of the Company, other portfolio companies and for its own account, CP Inc. maintains ongoing relationships with hundreds of merger and acquisition intermediary firms, ranging from large investment banks and accounting firms to small business brokerages. In a typical year, CP Inc. receives over 1,000 leads on companies which are or might be for sale. Of these, perhaps 100 are sufficiently close to the Company's acquisition criteria set forth above to merit further consideration.

       CP Inc. may decide at some future date to present one of its portfolio companies to the Company for possible acquisition. Any such acquisition would be submitted to the Company's independent directors for their approval.

PROPOSAL 2 - PROPOSED AMENDMENT OF THE CERTIFICATE OF INCORPORATION

       Article Twelfth of the Certificate of Incorporation ("Article Twelfth") sets forth certain anti-takeover provisions whereby certain business combinations and other transactions between the Company and beneficial owners of 10% or more of the voting power of the Company's then outstanding capital stock must either meet certain minimum price and procedural requirements or be approved by a majority of the Company's Continuing Directors (i.e., directors who are unaffiliated with any person who is an Interested Stockholder (as defined below) and who were directors prior to the time such person became an Interested Stockholder, and any successors to such directors) or by the holders of 80% of the Voting Stock (as therein defined). The text of Article Twelfth is set forth in Appendix A to this Proxy Statement, and this discussion of such provision is qualified in its entirety by reference to such Appendix.

       As noted above, in connection with the Exchange Agreement, the Company agreed to use its best efforts to cause a proposal to amend the Certificate of Incorporation to delete Article Twelfth therefrom to be submitted to the Company's stockholders at the Annual Meeting. The Exchange Agreement (including the proposal to amend the Certificate of Incorporation to delete Article Twelfth therefrom) was approved by Messrs. Bozarth and Gochberg, who are unaffiliated with any Interested Stockholder and who qualified as Continuing Directors for purposes of the Exchange. See "Certain Relationships and Related Transactions." Consistent with the terms of the Exchange Agreement, by unanimous written consent dated March 5, 1998, the members of the Board of Directors of the Company (including Messrs. Bozarth and Gochberg) approved and adopted an amendment (the "Business Combination Amendment") to the Certificate of Incorporation deleting Article Twelfth therefrom and directed that the Business Combination Amendment be submitted to the Company's stockholders for their adoption and approval at the Annual Meeting.

       Article Twelfth was adopted in February 1985 in light of circumstances then affecting the Company. While the Board of Directors believes that the adoption of Article Twelfth at that time was appropriate, it has recognized that the current situation regarding the Company has changed substantially; among other things, the business of the Company has significantly changed and the price of the Company's publicly-traded Common Equity has substantially decreased. In addition, the composition of the Company's stockholder base has markedly changed, with the Company's Chairman of the Board, Brian D. Fitzgerald, currently controlling 75.6% of the Common Equity issued and outstanding. In addition, the Certificate of Incorporation contains restrictions that generally prohibit, subject to certain exceptions, any person from acquiring (other than from the Company) any Class A Common Stock or rights to acquire the same if the person was, or would become, a holder of 4.75% or more of the fair market value of the Company's Common Equity. These transfer restrictions may discourage the accumulations of large blocks of the Company's voting stock, thus making less likely the development of situations in which the procedural protections afforded by Article Twelfth were originally thought to be beneficial. Lastly, in connection with the Exchange Agreement, Mr. Fitzgerald agreed that, for a five-year period following the Exchange Date, neither he nor any entity controlled by him would propose or effect any Rule 13e-3 transaction (i.e., a "going private" transaction). Accordingly, any possible threat to the Company from such a proposal or transaction that may have been mitigated by Article Twelfth has been eliminated for such five-year period.

       Article Twelfth requires the approval of holders of 80% of the voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors as a condition for mergers, certain other business combinations and similar transactions by the Company involving any holder of more than 10% of such voting power (an "Interested Stockholder") unless either
(i) the transaction is approved by at least a majority of the members of the Board who are unaffiliated with the Interested Stockholder and were directors before the Interested Stockholder became an Interested Stockholder or (ii) certain minimum price, form of consideration and procedural requirements are met.

       In order for the Business Combination Amendment to be adopted, it is necessary that the holders of 80% of the shares of Common Equity issued and outstanding as of the record date, voting as a single class, vote in favor of the approval and adoption of the Business Combination Amendment. SINCE APPROVAL BY THE HOLDERS OF A SUPERMAJORITY OF THE ISSUED AND OUTSTANDING COMMON EQUITY, AND NOT MERELY BY THE HOLDERS OF A MAJORITY OF THOSE SHARES, REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE THEREON IS REQUIRED FOR APPROVAL AND ADOPTION OF THE BUSINESS COMBINATION AMENDMENT, FAILURE TO VOTE ON THIS PROPOSAL (INCLUDING BY WAY OF ABSTENTION) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THIS PROPOSAL.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE BUSINESS COMBINATION AMENDMENT.

                              INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors selected Deloitte & Touche as independent auditors of the Company for the fiscal year ending December 31, 1998. One or more representatives of Deloitte & Touche, which has served as the Company's independent auditors since October 22, 1990, are expected to be available by telephone at the Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

    In addition to performing customary audit services, Deloitte & Touche will assist the Company with the preparation of its Federal and state income tax returns, for which it will charge the Company its customary billing rates. Material non-audit services will be approved by the Audit Committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of the auditors.

                            EXPENSES OF SOLICITATION

    The total cost of the Proxy solicitation will be borne by the Company. In addition to the mails, Proxies may be solicited by directors and officers of the Company by personal interviews, telephone and telegraph. The Company has retained D.F. King & Co., Inc., New York, New York, to assist in the solicitation of Proxies for a fee estimated to be $1,500 plus reimbursement of out-of-pocket expenses. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Equity entitled to vote at the Annual Meeting and that such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.

                              STOCKHOLDER PROPOSALS

    Stockholders are hereby notified that, if they intend to submit proposals for inclusion in the Company's Proxy Statement and Proxy for its 1999 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 31, 1998 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.

                                  MISCELLANEOUS

    The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the Proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such Proxies.

    STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

                                    By Order of the Board of Directors,

                                    A. GEORGE GEBAUER
                                         SECRETARY

Houston, Texas
May 1, 1998

                                   APPENDIX A

                                ARTICLE TWELFTH
                         CERTAIN BUSINESS COMBINATIONS

Section 1.  Vote for Certain Business Combinations.

    A. Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section 2 of this Article Twelfth:

       (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other person (as hereinafter defined) (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

       (ii) any plan of exchange for all outstanding shares of the Corporation or any Subsidiary or for any class of shares of the Corporation or any Subsidiary with (a) any Interested Stockholder or (b) any other person (whether or not itself an Interested Stockholder) which is, or after such plan of exchange would be, an Affiliate of an Interested Stockholder; or

       (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of 10% or more of the total assets of the Corporation and its Subsidiaries on a consolidated basis; or

       (iv) the issuance or transfer by the Corporation of any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of 10% or more of the total assets of the Corporation and its Subsidiaries on a consolidated basis; or

       (v) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

       (vi) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

    shall require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class (it being understood that for purposes of this Article Twelfth, each share of the Voting Stock shall have the number of votes granted to it pursuant to this Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage vote may be specified, by law, this Certificate of Incorporation, any resolution or resolutions of the Board of Directors or in any agreement with any national securities exchange or otherwise.

    B. Definition of "Business Combination." The term "Business Combination" as used in this Article Twelfth shall mean any transaction which is referred to in any one or more of clauses (i) through (vi) of paragraph A of this Section 1.

Section 2. When Higher Vote is Not Required. The provisions of Section 1 of this Article Twelfth shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs A and B are met:

    A. Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined), it being understood that this condition shall not be capable of satisfaction unless there is at least one Continuing Director.

    B. Price, Form of Consideration and Procedural Requirements. All of the following conditions shall have been met:

       (i) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the sum of:

             (a) the greater of (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it, or beneficially owned by it, that were acquired within the two-year period immediately prior to the date of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which it became an Interested Stockholder, whichever is higher or (2) the Fair Market Value per share of Common Stock on the day after the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article Twelfth as the "Determination Date"), whichever is higher; and

         (b) interest on the per share price calculated at the rate for 90-day United States Treasury obligations in effect on the Determination Date, compounded annually from that date until the Business Combination is consummated, less the per share amount of cash dividends payable to holders of record on record dates occurring in the interim, up to the amount of such interest.

    Shares acquired or paid for by an Affiliate of the Interested Stockholder shall be deemed to have been acquired or paid for at the same time by the Interested Stockholder.

       (ii) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock (other than Institutional Voting Stock, as hereinafter defined) shall be at least equal to the sum of the following (it being intended that the requirements of this paragraph B(ii) shall be required to be met with respect to every class of outstanding Voting Stock, other than Institutional Voting Stock, whether or not the Interested Stockholder had previously acquired or become beneficial owner of any shares of a particular class of Voting Stock):

         (a) the greatest of (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it, or beneficially owned by it that were acquired, within the two-year period immediately prior to the day after the Announcement Date or in the transaction in which it became an Interested Stockholder, whichever is higher, (2) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or
       (3) the Fair Market Value per share of such class of Voting Stock on the day after the Announcement Date or on the Determination Date, whichever is higher; and

         (b) interest on the per share price calculated at the rate for 90-day United States Treasury obligations in effect on the Determination Date, compounded annually from that date until the Business Combination is consummated, less the per share amount of cash dividends payable to holders of record on record dates occurring in the interim, up to the amount of such interest.

       (iii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid for shares of such class of Voting Stock acquired or beneficially owned by the Interested Stockholder. If the Interested Stockholder has paid for shares of a class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock beneficially owned or previously acquired by it.

       (iv) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on then outstanding shares of Preferred Stock, if any; (b) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and
    (c) such

    Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

       (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

       (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act, rules or regulations or subsequent provisions).

    The requirements of subparagraphs (ii) and (iii) above shall not apply to any class of Voting Stock (other than Common Stock) hereinafter authorized if the provision creating or authorizing such class so provides and such provision has been approved by a majority of the Continuing Directors.

Section 3.  Certain Definitions.  For the purposes of this Article Twelfth:

    A. A "person" shall mean any individual, firm, corporation or other entity.

    B. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

       (i) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

       (ii) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

       (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933 (or any subsequent provisions replacing such Act).

    C. A person shall be a "beneficial owner" of any Voting Stock:

       (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

       (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

       (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

    D. For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph B of this Section 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

    E. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1985.

    F. "Subsidiary" means any corporation of which a majority of any class of equity security, or a majority of the voting power of the then outstanding shares of capital stock of such corporation entitled to vote generally in the election of directors, is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph B of this Section 3, the term "Subsidiary" shall mean only a corporation of which a majority of the voting power of the then outstanding shares of capital stock of such corporation entitled to vote generally in the election of directors is owned, directly or indirectly, by the Corporation.

    G. "Continuing Director" means any member of the Board of Directors of the Corporation (the "Board") who is not, and has not been within five years of the Determination Date, affiliated with or a nominee of the Interested Stockholder and who was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is not, and has not been within five years of the Determination Date, affiliated with or a nominee of the Interested Stockholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

    H. "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on such Exchange, on the principal United States securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price or bid quotation, whichever is reported in the financial press, with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any comparable system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors.

    I. "Institutional Voting Stock" shall mean any class of Voting Stock which was issued to and continues to be held solely by one or more insurance companies, pension funds, commercial banks, savings banks or similar financial institutions or institutional investors.

    J. In the event of any Business Combination in which the Corporation survives, the phrase "other than cash consideration to be received" as used in paragraphs B(i) and B(ii) of Section 2 of this Article Twelfth shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

    K. References to a "class of Voting Stock" shall include any separate series of a class.

Section 4. Certain Powers of the Continuing Directors. A majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article Twelfth, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article Twelfth, including, without limitation, (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether a class of Voting Stock is Institutional Voting Stock, (E) whether a transaction or a series of transactions constitutes a Business Combination, (F) whether the requirements of Section 2 of this Article Twelfth have been met and (G) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination have or has, an aggregate Fair Market Value of 10% or more of the total assets of the Corporation and its Subsidiaries on a consolidated basis. Any such determination made in good faith shall be binding and conclusive on all parties for all purposes of this Article Twelfth.

Section 5. No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article Twelfth shall be construed to relieve any Interests Stockholder from any fiduciary obligation imposed by law.

Section 6. Amendment, Repeal, etc. Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage vote may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), and in addition to any affirmative vote of holders of any class of capital stock of the Corporation or any series of any such class then outstanding which is required by law or by or pursuant to this Certificate of Incorporation, the affirmative vote of the holders of 80% or more of the voting power of the shares of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend, repeal or adopt any provision inconsistent with this Article Twelfth entitled "Certain Business Combinations."

                          SECURITY CAPITAL CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 11, 1998

    The undersigned hereby appoints Brian D. Fitzgerald and A. George Gebauer, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock (par value $.01) and Class A Common Stock (par value $.01) of Security Capital Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Conference Room 45A, 45th Floor, 101 Park Avenue, New York, New York on Thursday, June 11, 1998, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND IN FAVOR OF THE PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN ANTITAKEOVER PROVISIONS THEREFROM.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                 (Continued and to be signed on reverse side)

PLEASE MARK BOX [X] IN BLUE OR BLACK INK.

1.  Election of Directors:  FOR all nominees listed below [ ]

                            WITHHOLD AUTHORITY to vote    [ ]
                            for all nominees listed below

                            EXCEPTIONS                    [ ]

    Nominees: WILLIAM T. BOZARTH, BRIAN D. FITZGERALD, A. GEORGE GEBAUER,
              THOMAS J. GOCHBERG

    (Instructions: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

2. Amendment of the
  Restated Certificate of
  Incorporation to Delete
  Article Twelfth
  Therefrom:      FOR  [ ]         AGAINST  [ ]       ABSTAIN  [ ]

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

                                Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE
                                ANNUAL MEETING [ ]

                                Dated: ________________________________ , 1998

                                ______________________________________________
                                                 Signature
                                ______________________________________________
                                                 Signature

PLEASE SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.